Exhibit 99

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re: Local Corporation, dba Local.Com Corporation, Debtor(s).	CHAPTER 11 (BUSINESS) Case Number: 8:15-bk-13153 SC Operating Report Number: 7 For the Month Ending: 12/31/2015

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		14,285,458.00
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		10,184,141.93
3. BEGINNING BALANCE:		4,101,316.07
4. RECEIPTS DURING CURRENT PERIOD:		
Accounts Receivable - Post-filing		
Accounts Receivable - Pre-filing	4,891,600.45	
General Sales		
Other (Specify)		
**Other (Specify)		
TOTAL RECEIPTS THIS PERIOD:		4,891,600.45
5. BALANCE:		8,992,916.52
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	5,870,086.73	
TOTAL DISBURSEMENTS THIS PERIOD:***		5,870,086.73
7. ENDING BALANCE:		3,122,829.79

8. General Account Number(s): XXXXX1477

Depository Name & Location: Wells Fargo

* All receipts must be deposited into the general account.

** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***This amount should be the same as the total from page 2.

GENERAL ACCOUNT BANK RECONCILIATION
Bank statement Date: 12/31/2015
Balance on Statement: $3,122,829.79
Plus deposits in transit (a):
Deposit Date Deposit Amount
TOTAL DEPOSITS IN TRANSIT 0.00
Less Outstanding Checks (a): Check Number Check Date Check Amount
TOTAL OUTSTANDING CHECKS: 0.00
Bank statement Adjustments:
Explanation of Adjustments-
ADJUSTED BANK BALANCE: $3,122,829.79
* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS C. (Merchant Account)
1. TOTAL RECEIPTS PER ALL PRIOR MERCHANT ACCOUNT REPORTS 6,609,342.25
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR Merchant ACCOUNT REPORTS 6,609,342.25
3. BEGINNING BALANCE: -
4. RECEIPTS DURING CURRENT PERIOD:
(Transferred from General Account) 1,830,164.65
5. BALANCE: 1,830,164.65
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:*** 1,830,164.65
7. ENDING BALANCE: 0.00
8. Merchant Account Number(s): XXX0049
Depository Name & Location: Square 1 Merchant Account

I. D SUMMARY SCHEDULE OF CASH
ENDING BALANCES FOR THE PERIOD:
(Provide a copy of monthly account statements for each of the below)
General Account:
3,122,829.79
Payroll Account:
0.00
Tax Account:
0.00
* Other Accounts:
Merchant Accoutn
0.00
* Other Monies:
**Petty Cash (from below):
0.00
TOTAL CASH AVAILABLE:
3,122,829.79
Petty Cash Transaction
Date
Purpose
Amount
TOTAL PETTY CASH TRANSACTIONS:
0.00
* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#
** Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS
Creditor, Lessor, Etc.
Frequency of Payments (Mo/Qtr)
Amount of Payment
Post-Petition payments not made (Number)
Total Due
Fast Pay Partners Total amount due 2,130,065.96 0 0.00
Hewlett-Packard Total amount due 25,530.99 0 0.00
TOTAL DUE: 0.00
III. TAX LIABILITIES
FOR THE REPORTING PERIOD:
Gross Sales Subject to Sales Tax:
Total Wages Paid:
504,684.56
Total Post-Petition Amounts Owing
Amount Delinquent
Date Delinquent Amount Due
Federal Withholding 115,382.34
State Withholding 40,597.86
FICA- Employer’s Share 16,552.88
FICA- Employee’s Share 16,552.88
Federal Unemployment
Sales and Use
Real Property
Other:
TOTAL: 189,085.96 0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable	
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	1,978,695.74		0.00
31 - 60 days			770,549.60
61 - 90 days			91,215.05
91 - 120 days		29,731.91	
Over 120 days		969,533.76	
TOTAL:	1,978,695.74	999,265.67	861,764.65

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	Hartford	3,000,000.00	1/18/2016	Full Paid
Worker's Compensation	One Beacon	1,000,000.00	4/10/2016	Full Paid
Casualty	Hartford	5,764,000.00	1/18/2016	Full Paid
Vehicle	Hartford	1,000,000.00	1/18/2016	Full Paid
Others:				

VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Jun-2015	256,888.91	1,625.00	1-Aug-2015	1,950.00	(325.00)
30-Sep-2015	5,102,390.35	13,000.00	2-Nov-2015	12,675.00	325.00
31-Dec-2015	1,202,146.25	13,000.00			13,000.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		27,625.00		14,625.00	13,000.00

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS
Name of Insider
Date of Order Authorizing Compensation
*Authorized Gross Compensation
Gross Compensation Paid During the Month
Ken Cragun
7/6/2015
31,748.00
31,748.00
VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS
Name of Insider
Date of Order Authorizing Compensation
Description
Amount Paid During the Month
* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)
Current Month
Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue 0 11,937,119
Less: Returns/Discounts
Net Sales/Revenue 0 11,937,119
Cost of Goods Sold:
Beginning Inventory at cost
TAC 0 9,994,600
Less: Ending Inventory at cost
Cost of Goods Sold (COGS) 0 9,994,600
Gross Profit 0 1,942,519
Other Operating Income (Itemize)
Operating Expenses:
Payroll - Insiders 31,748 406,568
Payroll - Other Employees 481,951 2,410,892
Payroll Taxes 39,298 215,536
Benefits 1,910 259,981
Connectivity & Content 0 460,885
Credit Card Fees 0 49,284
Other Taxes (Itemize) 0
Depreciation and Amortization 0 1,442,651
Rent Expense - Real Property 4,403 149,853
Lease Expense - Personal Property 0 28,477
Insurance 1,954 29,363
Real Property Taxes 0
Telephone, Utilities, Office Expense 335 207,441
Repairs and Maintenance 0 33,267
Travel and Entertainment (Itemize) 0 0
Consulting 20,665 111,368
Advertising and Marketing 0 105,775
Miscellaneous Operating Expenses (Itemize) 0.00 0
Total Operating Expenses 582,263 5,911,340
Net Gain/(Loss) from Operations (582,263) (3,968,822)
Non-Operating Income:
Interest Income 0 0
Net Gain on Sale of Assets (Itemize) 0 0
Other (Itemize)-Impairment of goodwill and intangbile 0 (18,490,134)
Total Non-Operating income 0 (18,490,134)
Non-Operating Expenses:
Interest Expense
Legal and Professional (Itemize) - Winthrop Couchot 495,175 950,552
Stock Compensation 0 135,288

Other (Itemize)
Total Non-Operating Expenses 495,175 1,085,840
NET INCOME/(LOSS) (1,077,439) (23,544,796)
Itemized legal and professional fees:
Winthrop Couchot 27,948 483,325
Robins Kaplan LLP 102,406 102,406
Siemer & Associates 350,821 350,821
Haskell & White 14,000 14,000
Total legal and professional fees 495,175 950,552
(Attach exhibit listing all itemizations required above)

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)
ASSETS
Current Month End
Current Assets:
Unrestricted Cash 3,122,829.79
Restricted Cash 0.00
Accounts Receivable 1,861,030.32
Inventory 0.00
Notes Receivable 0.00
Prepaid Expenses 193,220.12
Other (Itemize)
Total Current Assets 5,177,080.23
Property, Plant, and Equipment 22,678,977.00
Accumulated Depreciation/Depletion (20,958,605.00)
Net Property, Plant, and Equipment 1,720,372.00
Other Assets (Net of Amortization):
Due from Insiders 0.00
Goodwill 0.00
Intangible Assets 1,399,628.00
Deposits 60,005.00
Other (Itemize) 0.00
Total Other Assets 1,459,633.00
TOTAL ASSETS 8,357,085.23
LIABILITIES
Post-petition Liabilities:
Accounts Payable 1,978,695.74
Taxes Payable 0.00
Notes Payable 0.00
Professional fees 0.00
Secured Debt 0.00
Other (Itemize)
Total Post-petition Liabilities 1,978,695.74
Pre-petition Liabilities:
Secured Liabilities 0.00
Priority Liabilities 162,082.23
Unsecured Liabilities 26,404,640.72
Deferred Revenue 112,462.00
Total Pre-petition Liabilities 26,679,184.95
TOTAL LIABILITIES 28,657,880.69
EQUITY:
Pre-petition Owners’ Equity 3,244,000.49
Post-petition Profit/(Loss) (23,544,795.95)

Direct Charges to Equity
0.00
TOTAL EQUITY
(20,300,795.46)
TOTAL LIABILITIES & EQUITY
8,357,085.23

XI. QUESTIONNAIRE
No
Yes
1. Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below: X No Yes
2. Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below: X
3. State what progress was made during the reporting period toward filing a plan of reorganization Completed a Section 363 asset sale to Media.net
4. Describe potential future developments which may have a significant impact on the case: Collecting receivables and looking to make a distrubution to unsecured creditors
5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period. No Yes
6. Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.
I, Kenneth S. Cragun, Chief Financial Officer, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in- possession operating report and that the information contained herein is true and complete to the best of my knowledge.
1-14-16
Date
Principal for debtor-in-possession